Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Each of the undersigned hereby certifies, in his or her capacity as an officer of Jiangbo Pharmaceuticals, Inc. (the "Company"), for the purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his or her knowledge:

(1) The Quarterly Report of the Company on Form 10-Q for the quarter ended December 31, 2010 fully complies, in all material respect, with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 22, 2011
/s/ Jin Linxian
Jin Linxian
Chief Executive Officer
(Principal Executive Officer)

Dated: February 22, 2011

/s/ Elsa Sung
Elsa Sung
Chief Financial Officer
(Principal Accounting and Financial Officer)